EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Ready Welder Corporation on Form 10-K for the year ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Theodore Holstein, M.D., Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Theodore Holstein, M.D.
Theodore Holstein, M.D., Chief Executive Officer and Chief Financial Officer
Ready Welder Corporation
April 14, 2010